UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2009

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Director

On October 29, 2009 Ruben Jose King-Shaw, Jr. tendered his resignation from the board of directors (the “Board”) of WellCare Health Plans, Inc. (“WellCare”), effective December 31, 2009.

(d) Appointment of Director

On October 29, 2009, the Board of WellCare appointed Glenn D. Steele, Jr., MD, PhD, as a Class II director of the Board.   The Board also appointed Dr. Steele to its Regulatory Compliance Committee and its Health Care Quality and Access Committee.  The Board has affirmatively determined that Dr. Steele is an independent director under the New York Stock Exchange listing standards.

In connection with his appointment to the Board, Dr. Steele received approximately $150,000 of restricted shares of WellCare’s common stock (the “Restricted Stock”), based on the closing price of WellCare’s common stock on October 29, 2009, the date of grant.  The Restricted Stock, which was granted pursuant to WellCare’s 2004 Equity Incentive Plan, is subject to the terms and conditions of a restricted stock agreement (the “Restricted Stock Agreement”) between Dr. Steele and WellCare.  Pursuant to the Restricted Stock Agreement, Dr. Steele’s Restricted Stock award vests as to one third of the total number of shares granted on each of the first, second and third anniversaries of the date of grant.  Dr. Steele will also earn fees as a director in accordance with the fees payable to WellCare directors generally.  Currently, these fees are set forth in the Non-Employee Director Compensation Policy (the “Director Compensation Policy”).  In addition, the Board agreed to indemnify Dr. Steele pursuant to an indemnification agreement (the “Indemnification Agreement”) between Dr. Steele and WellCare in the form previously approved by the Board.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-referenced policy and agreements.  The above description is qualified in its entirety by reference to the form of Restricted Stock Agreement, Director Compensation Policy and form of Indemnification Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3 and are incorporated herein by reference.

In addition, a copy of the press release announcing Dr. Steele’s appointment is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

 (d)   Exhibits.

		incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Restricted Stock Agreement for directors under 2004 Equity Incentive Plan	8-K	June 3, 2009	10.2
10.2	Non-Employee Director Compensation Policy	10-Q	July 29, 2009	10.8
10.3	Form of 2009 Indemnification Agreement	8-K	May 14, 2009	10.1
99.1	Press Release, dated November 2, 2009	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.
November 2, 2009	/s/ Heath Schiesser Heath Schiesser President and Chief Executive Officer

EXHIBIT INDEX

		incorporated by reference
Exhibit Number	Description	Form	Filing Date with SEC	Exhibit Number
10.1	Form of Restricted Stock Agreement for directors under 2004 Equity Incentive Plan	8-K	June 3, 2009	10.2
10.2	Non-Employee Director Compensation Policy	10-Q	July 29, 2009	10.8
10.3	Form of 2009 Indemnification Agreement	8-K	May 14, 2009	10.1
99.1	Press Release, dated November 2, 2009	Filed herewith